Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nevro Corp. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2014, as filed with the Securities and Exchange Commission (the “Report”), Michael DeMane, Chief Executive Officer of the Company, and Andrew H. Galligan, Vice President of Finance and Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 18, 2015

/s/ Michael DeMane
Michael DeMane
Chief Executive Officer (principal executive officer)

/s/ Andrew H. Galligan
Andrew H. Galligan Vice President of Finance and Chief Financial Officer
(principal financial and accounting officer)